UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                   May 6, 2003


                         United States Steel Corporation
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)


Item 5. Other Events

United States Steel Corporation was informed of the following downgrades to its senior unsecured debt ratings on May 6, 2003, by Fitch Ratings and Moody's Investors Service and on May 7, 2003, by Standard & Poor's Ratings Services:

Rating Agency                     Current Rating      Previous Rating
-------------                     --------------      ---------------
Fitch Ratings                          BB-                  BB
Moody's Investors Service              B1                   Ba3
Standard & Poor's Ratings Services     BB-                  BB


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United States Steel Corporation



By   /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  May 7, 2003